UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 6, 2022

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Vision Hydrogen Corporation is referred to herein as “we”, “our” or “us”.

Item 1.01 Entry into a Material Definitive Agreement

On May 6, 2022, we, through our wholly owned subsidiary, VoltH2 Holdings AG (“VoltH2”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Volt Energy BV (the “Purchaser”) pursuant to which we agreed to sell our 100% interest in our Vlissingen green hydrogen development project and our 50% interest in our Terneuzen green hydrogen development project and related assets (the “Dutch Projects”) to the Purchaser in exchange for $11,250,000 and the 1,768,182 shares of our common stock held by the Purchaser (the “Purchase Price”).

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 11, 2022 pursuant to the Purchase Agreement, VoltH2 sold our Dutch Projects to the Purchaser by transferring to the Purchaser our 100% interests in VoltH2 Vlissingen BV, VoltH2 Terneuzen BV and VoltH2 Operating BV (the “Sale”) in exchange for the Purchase Price.

Following the Sale we will be continuing to prosecute our business model, developing hydrogen-centered renewable energy production facilities for the commercial, industrial and transportation sectors. We have retained our goodwill and corporate franchise.

We returned the 1,768,182 shares of our common stock received from the Purchaser under the terms of the Purchase Agreement to treasury, effective May 12, 2022.

In connection with the Sale, our Board authorized the payment of a success fee of $562,500 to an entity controlled by our Chief Executive Officer.

The foregoing summary of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement filed as an exhibit to this report and incorporated herein by reference.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the Sale, on May 12, 2022, Andre Jurres, who owns the Purchaser, resigned as our Co-Chief Executive Officer, member of our board of directors, and from all other positions with us and our subsidiary VoltH2. Mr. Jurres’ resignation was not due to any disagreement on any matter relating to our operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On May 11, 2022, we issued a press release describing the Sale.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of May 6, 2022
99.1	Press release issued by Vision Hydrogen Corporation on May 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: May 12, 2022	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer